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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  January 9, 2003

               Exact Name of Registrant as Specified
              in Charter; State or Other Jurisdiction
                   of Incorporation; Address of
(Commission        Principal Executive Offices;           (IRS Employer
File Number)       Registrant's Telephone Number       Identification No.)
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1-9324             Henley Limited Partnership II            04-2936516
                  (a Delaware limited partnership)
                       151 Merrimac Street,
                    Boston, Massachusetts 02114
                          (617) 523-6050


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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

      On January 9, 2003, Henley Limited Partnership II (formerly Boston Celtics Limited Partnership II) (the "Partnership") provided notice that the Company intended to redeem all of its outstanding 6% Subordinated Debentures due 2038 (the "Debentures"). Pursuant to the terms of the indenture under which the Debentures were issued, the Debentures will be redeemed at a redemption price of 100% of the principal amount of Debentures plus accrued and unpaid interest. The redemption will be effective on February 15, 2003. No interest will accrue on debentures on or after February 15, 2003. Payment of the redemption price for the debentures will be made after February 15, 2003 and will be handled by JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as paying agent.


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                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have caused this current report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:  January 10, 2003

                                     HENLEY LIMITED PARTNERSHIP II

                                     By:  BCLP II GP, Inc., General Partner

                                     By:  /s/  Richard G. Pond
                                          ---------------------------------
                                          Richard G. Pond
                                          Executive Vice President, Chief
                                          Financial Officer and Chief
                                          Accounting Officer*

*Title indicates position with BCLP II GP, Inc.


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